SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - October 31, 2001
                                                          ----------------


                            DISTINCTIVE DEVICES, INC.
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             (Exact name of registrant as specified in its charter)


    New York                         0-2749                      13-1999951
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(State or other             (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 Incorporation)


    One Bridge Plaza, Ste. 100, Fort Lee, NJ 07024                      28540
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       (Address of principal executive offices)                       (zip code)


       Registrant's telephone number, including area code - (201) 363-9922
                                                            --------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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         On October 31, 2001, Distinctive Devices, Inc., a New York corporation
(the "Company"), purchased all of the outstanding shares of common stock, par value $.05 (the "Webpulse Shares") of Webpulse Consulting, Inc., a New Jersey corporation ("Webpulse"), from the fifteen stockholders thereof (the "Sellers"), pursuant to a Stock Purchase Agreement , dated as of October 26, 2001, among the Company and the Sellers.

         In consideration for the Webpulse Shares, the Company issued to the Sellers an aggregate amount of 1,770,000 shares of its common stock, par value $.05 (the "Company Common Stock").

         Sanjay S. Mody, President of the Company, also serves as President and sole director of Webpulse. Nina Mody, wife of Sanjay Mody, was the principal shareholder of Webpulse, and she received 1,100,000 shares of the Company Common Stock upon the closing of the purchase of the Webpulse Shares.

         The Company will operate Webpulse as a wholly-owned subsidiary. Webpulse is engaged primarily in two businesses, software consulting and the operation of GEMBEX, an online website that offers manufacturers and suppliers of materials used in the creation of jewelry (such as diamonds, colored stones, findings and precious metals), finished jewelry manufacturers, wholesalers and distributors, and retail jewelers an alternative means of buying, selling and otherwise transacting business among themselves through subscription interests in GEMBEX. GEMBEX will initially focus on the international diamond and jewelry manufacturing community and then seek to grow to adjacent segments of the jewelry industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)  Financial Statements of Business Acquired.

              (1) Any audited financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

              (2) Any unaudited financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

         (b)  Pro Forma Financial Information.

              Any pro forma financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

         (c)  Exhibits

              2 Stock Purchase Agreement, dated as of October 26, 2001, between and among Distinctive Devices, Inc. and the Stockholders of Webpulse Consulting, Inc. (without exhibits).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DISTINCTIVE DEVICES, INC.
                                        ----------------------------------------
                                            (Registrant)


Dated:  November 1, 2001                By /s/ Sanjay S. Mody
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                                               Sanjay S. Mody, President and CEO

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